Exhibit 10.4

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of July 21, 2006 between Societe Generale, New York Branch (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the ISDA Master Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Party A and Party B are parties to an ISDA Master Agreement, dated as of February 25, 2005 (as amended, modified or supplemented from time to time, the “Master Agreement”);

WHEREAS, Party A and Party B wish to amend the Master Agreement as herein provided;

NOW, THEREFORE, it is agreed:

1. Part 1(i)(i) of the Schedule to the Master Agreement is hereby amended by deleting the words “Credit Agreement dated as of February 25, 2005” and substituting the words “First Amended and Restated Credit Agreement dated as of July 21, 2006” in lieu thereof.

2. Part 5(e)(vi) of the Schedule to the Master Agreement is hereby amended by deleting the word “Nominal” and substituting the word “Notional” in lieu thereof.

3. This Amendment Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Master Agreement.

4. This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Party A and Party B.

5. This Amendment Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York (without reference to choice of law doctrine).

6. This Amendment Agreement shall become effective on the date when Party A and Party B shall have signed a copy hereof (whether the same or different copies) and delivered (including by way of telecopier) the same to each other.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Agreement to be duly executed and delivered as of the date first above written.

SOCIETE GENERALE, NEW YORK BRANCH		SABINE PASS LNG, L.P.

By:	/s/ Leon Valera	By:	/s/ Graham McArthur
Name:	Leon Valera	Name:	Graham McArthur
Title:	Director	Title:	Treasurer